Filed pursuant to Rule 497

File Nos. 333- 149351 and 811- 22185

IndexIQ Trust

(the “Trust”)

Supplement dated December 31, 2012

to the Prospectus dated August 27, 2012

IQ ALPHA Hedge Strategy Fund

(the “Fund”)

This supplement to the prospectus dated August 27, 2012 for the shares of the Fund, a series of the IndexIQ Trust, updates the prospectus to include additional information as described below:

To the extent IndexIQ Advisors LLC, adviser to the Fund, makes investments on behalf of the Fund that are regulated by the Commodities Futures Trading Commission, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). IndexIQ Advisors LLC has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and is therefore not subject to registration or regulation as a commodity pool operator under the CEA.

Investors Should Retain This Supplement for Future Reference